                               WYLE ELECTRONICS

                        RESTRICTED STOCK AWARD AGREEMENT


     THIS AGREEMENT is dated as of the 27th day of November, 1995, between WYLE ELECTRONICS, a California corporation (the "Corporation"), and 1___ (the "Employee").

                              W I T N E S S E T H

     WHEREAS, the Corporation has adopted and the shareholders of the Corporation have approved the Wyle Electronics 1995 Stock Incentive Plan (the "Plan").

     WHEREAS, pursuant to Article 4 of the Plan, the Committee has granted to the Employee a restricted stock award upon the terms and conditions evidenced hereby, as required by the Plan.

     NOW, THEREFORE, in consideration of the services rendered and to be rendered by the Employee, the Corporation and the Employee agree to the terms and conditions set forth herein (including the terms and conditions incorporated by reference from the Plan).

     1.  DEFINED TERMS.  Capitalized terms not otherwise defined herein shall
         -------------
have the meaning assigned to such terms in the Plan.

     2.  AWARD AND PURCHASE OF RESTRICTED STOCK.  The Corporation hereby awards
         --------------------------------------
to the Employee, effective as of November 27, 1995 (the "Award Date"), the right to purchase from the Corporation and the Employee hereby agrees to purchase 3___ shares of Common Stock of the Corporation. The purchase price for the shares of Common Stock being purchased shall be $1.00 per share (the "Price").

     3.  RESTRICTIONS ON TRANSFER.  The shares of Common Stock purchased by the
         ------------------------
Employee pursuant to Section 2 hereof and any additional shares attributable thereto received by the Employee as a result of any stock dividend, recapitalization, merger, reorganization or similar event described in Section
6.2 of the Plan (collectively, the "Restricted Stock") shall be subject to the restrictions set forth herein and may not be sold, assigned, transferred, pledged or otherwise disposed of, or encumbered, during the Restricted Period (as defined below), except as permitted hereby. The Restricted Period shall commence as the Award Date and shall terminate as follows:

                              Non-Cliff Vesting Restricted Stock Award Agreement

       Date Shares Become         Percentage of Shares
     Free From Restrictions      Free From Restrictions
     ----------------------      ----------------------

      November 27, 1996                     33-1/3%

      November 27, 1997                     33-1/3%

      November 27, 1998                     33-1/3%


      4.  TERMINATION OF EMPLOYMENT.  If the employment of the Employee
          -------------------------
terminates by reason of death, Total Disability or Retirement, all shares of Restricted Stock which are then subject to any restrictions set forth above shall be forfeited and returned to the Corporation except to the extent such shares shall be made free from restrictions by the Committee. The Corporation shall pay to the Employee the Price with respect to each share of Restricted Stock so surrendered. A leave of absence approved in writing by the Committee shall not be deemed a termination of employment for purposes of this section.

      5.  STOCK CERTIFICATE.  Upon the purchase of the Restricted Stock by the
          -----------------
Employee, a stock certificate issued in respect of such shares of Restricted Stock shall be registered in the name of the Employee and shall be deposited by the Employee with the Corporation together with a stock power endorsed in blank. The Corporation shall provide the Employee with a receipt for such stock certificate acknowledging that the Corporation is holding such certificate pursuant to the terms of this Agreement.

          All stock certificates for shares of Restricted Stock during the Restricted Period shall bear the following legend:

          "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions contained in an Agreement entered into between the registered owner and Wyle Electronics. A copy of such Agreement is on file in the office of the Secretary of Wyle Electronics, 15370 Barranca Parkway, Irvine, California 92718."


          With regard to any shares of Restricted Stock which cease to be subject to restrictions pursuant to Section 3, the Corporation shall, within 60 days of the date such shares cease to be subject to restrictions, transfer such shares free of all restrictions set forth in the Plan and this Agreement to the Employee or, in the event of such the Employee's death, to the Employee's legal representative, heir or legatee.

                              Non-Cliff Vesting Restricted Stock Award Agreement

      6.  SHAREHOLDER'S RIGHTS.  Subject to the terms of this Agreement, during
          --------------------
the Restricted Period, the Employee shall have, with respect to the Restricted Stock, all rights of a shareholder of the Corporation, including the right to vote such shares and the right to receive all regular cash dividends paid with respect to the shares of Restricted Stock; provided, that the right to receive regular cash dividends shall terminate immediately with respect to any shares of Restricted Stock upon forfeiture of those shares pursuant to Section 4 of this Agreement.

      7.  REGULATORY COMPLIANCE.  The issue and sale of shares of Restricted
          ---------------------
Stock shall be subject to full compliance with all then applicable requirements of law and the requirements of any stock exchange upon which the Common Stock of the Corporation may be listed.

      8.  WITHHOLDING TAX.  The Employee agrees that, in the event the purchase
          ---------------
of the Restricted Stock or the expiration of restrictions thereon results in the Employee's realization of income which for federal, state or local income tax purposes is, in the opinion of counsel for the Corporation, subject to withholding of tax at source by the Corporation, the Employee will pay to the Corporation an amount equal to such withholding tax (or the Corporation may withhold such amount from the Employee's salary or from dividends deposited with the Corporation with respect to the Restricted Stock).

      9.  INVESTMENT REPRESENTATION.  The Employee represents and agrees that if
          -------------------------
the Employee purchases the Restricted Stock at a time when there is not in effect under the Securities Act of 1933 (the "Securities Act") a registration statement relating to the shares and there is not available for delivery a prospectus meeting the requirements of Section 10(a)(3) of the Securities Act,
(i) the Employee will acquire the shares upon such purchase for the purpose of investment and not with a view to their resale or distribution, (ii) that upon such purchase, the Employee will furnish to the Corporation an investment letter in form and substance satisfactory to the Corporation, (iii) prior to selling or offering for sale any such shares, the Employee will furnish the Corporation with an opinion of counsel satisfactory to it to the effect that such sale may lawfully be made and will furnish it with such certificates as to factual matters as it may reasonably request, and (iv) that certificates representing such shares may be marked with an appropriate legend describing such conditions precedent to sale or transfer.

      10. FEDERAL INCOME TAX ELECTION.  The Employee hereby acknowledges receipt
          ---------------------------
of advice that pursuant to current federal income tax laws, (i) the Employee has 30 days in which to elect to be taxed in the current taxable year on the difference between the amount paid, if any, for the Restricted Stock and the Fair Market Value thereof in accordance with the provisions of Internal Revenue Code Section 83(b) and, (ii) if no such election is made, the taxable event will occur when the shares of Restricted Stock cease to be subject to restriction, and the tax will be measured by the difference between the amount paid, if any, for the Restricted Stock and the Fair Market Value of the Restricted Stock on the date of the taxable event.

                              Non-Cliff Vesting Restricted Stock Award Agreement

      11. NOTICES.  Any notice to be given to the Corporation under the terms of
          -------
this Agreement shall be in writing and addressed to the Corporation at its principal office located at 15370 Barranca Parkway, Irvine, California 92718,
Attention: Corporate Secretary, and any notice to be given to the Employee shall be addressed to him or her at the address given beneath the Employee's signature hereto, or at such other address as either party may hereafter designate in writing to the other party.

      12. AMENDMENT, TERMINATION AND SUSPENSION.  The amendment, termination and
          -------------------------------------
suspension of the Plan shall be governed by Section 6.6 of the Plan. The Committee with the consent of the Employee may make such modifications of the terms and conditions of the award under this Agreement as the Committee shall deem advisable, including, without limitation, those adjustments described in
Section 6.6(e) of the Plan.

      13. GENERAL TERMS.  The award of Restricted Stock and this Agreement are
          -------------
subject to, and the Corporation and the Employee agree to be bound by, the provisions of the Plan that apply to the Restricted Stock, including but not limited to Articles 1, 4, 6 and 7. Such provisions are incorporated herein by this reference. The Employee acknowledges receiving a copy of the Plan and reading its applicable provisions. Provisions of the Plan that grant discretionary authority to the Committee shall not create any rights in the Employee, unless such rights are expressly set forth herein.



               [TEXT CONTINUED ON NEXT PAGE]

                              Non-Cliff Vesting Restricted Stock Award Agreement

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date and year first written above.



                              WYLE ELECTRONICS



                              By: ________________________________
                                    Stephen D. Natcher
                                    Senior Vice President - Administration,
                                    General Counsel and Secretary



1___
2___



______________________________
      (Signature)

______________________________
 (Social Security Number)



================================================================================



                               CONSENT OF SPOUSE
                               -----------------


          In consideration of the execution of the foregoing Restricted Stock Award Agreement by the Corporation, I, ______________________________, the spouse of the Employee herein named, do hereby join with my spouse in executing the foregoing Restricted Stock Award Agreement and do hereby agree to be bound by all of the terms and provisions thereof and of the Plan.


DATED:  _______________       ______________________________
                                    Signature of Spouse


                              Non-Cliff Vesting Restricted Stock Award Agreement

                               WYLE ELECTRONICS

                        RESTRICTED STOCK AWARD AGREEMENT


     THIS AGREEMENT is dated as of the 27th day of November, 1995, between WYLE ELECTRONICS, a California corporation (the "Corporation"), and 1___ (the "Employee").

                              W I T N E S S E T H

     WHEREAS, the Corporation has adopted and the shareholders of the Corporation have approved the Wyle Electronics 1995 Stock Incentive Plan (the "Plan").

     WHEREAS, pursuant to Article 4 of the Plan, the Committee has granted to the Employee a restricted stock award upon the terms and conditions evidenced hereby, as required by the Plan.

     NOW, THEREFORE, in consideration of the services rendered and to be rendered by the Employee, the Corporation and the Employee agree to the terms and conditions set forth herein (including the terms and conditions incorporated by reference from the Plan).

     1.  DEFINED TERMS.  Capitalized terms not otherwise defined herein shall
         -------------
have the meaning assigned to such terms in the Plan.

     2.  AWARD AND PURCHASE OF RESTRICTED STOCK.  The Corporation hereby awards
         --------------------------------------
to the Employee, effective as of November 27, 1995 (the "Award Date"), the right to purchase from the Corporation and the Employee hereby agrees to purchase 3___ shares of Common Stock of the Corporation. The purchase price for the shares of Common Stock being purchased shall be $1.00 per share (the "Price").

     3.  RESTRICTIONS ON TRANSFER.  The shares of Common Stock purchased by the
         ------------------------
Employee pursuant to Section 2 hereof and any additional shares attributable thereto received by the Employee as a result of any stock dividend, recapitalization, merger, reorganization or similar event described in Section
6.2 of the Plan (collectively, the "Restricted Stock") shall be subject to the restrictions set forth herein and may not be sold, assigned, transferred, pledged or otherwise disposed of, or encumbered, during the Restricted Period (as defined below), except as permitted hereby. The Restricted Period shall commence as the Award Date and shall terminate as follows:

                                 Cliff Vesting Restricted Stock Award Agreement

       Date Shares Become         Percentage of Shares
     Free From Restrictions      Free From Restrictions
     ----------------------      ----------------------

       November 27, 1998                100%


     4.  TERMINATION OF EMPLOYMENT.  If the employment of the Employee
         -------------------------
terminates by reason of death, Total Disability or Retirement, all shares of Restricted Stock which are then subject to any restrictions set forth above shall be forfeited and returned to the Corporation except to the extent such shares shall be made free from restrictions by the Committee. The Corporation shall pay to the Employee the Price with respect to each share of Restricted Stock so surrendered. A leave of absence approved in writing by the Committee shall not be deemed a termination of employment for purposes of this section.

     5.  STOCK CERTIFICATE.  Upon the purchase of the Restricted Stock by the
         -----------------
Employee, a stock certificate issued in respect of such shares of Restricted Stock shall be registered in the name of the Employee and shall be deposited by the Employee with the Corporation together with a stock power endorsed in blank. The Corporation shall provide the Employee with a receipt for such stock certificate acknowledging that the Corporation is holding such certificate pursuant to the terms of this Agreement.

     All stock certificates for shares of Restricted Stock during the Restricted Period shall bear the following legend:

          "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions contained in an Agreement entered into between the registered owner and Wyle Electronics. A copy of such Agreement is on file in the office of the Secretary of Wyle Electronics, 15370 Barranca Parkway, Irvine, California 92718."

     With regard to any shares of Restricted Stock which cease to be subject to restrictions pursuant to Section 3, the Corporation shall, within 60 days of the date such shares cease to be subject to restrictions, transfer such shares free of all restrictions set forth in the Plan and this Agreement to the Employee or, in the event of such the Employee's death, to the Employee's legal representative, heir or legatee.

                                  Cliff Vesting Restricted Stock Award Agreement

     6.  SHAREHOLDER'S RIGHTS.  Subject to the terms of this Agreement, during
         --------------------
the Restricted Period, the Employee shall have, with respect to the Restricted Stock, all rights of a shareholder of the Corporation, including the right to vote such shares and the right to receive all regular cash dividends paid with respect to the shares of Restricted Stock; provided, that the right to receive regular cash dividends shall terminate immediately with respect to any shares of Restricted Stock upon forfeiture of those shares pursuant to Section 4 of this Agreement.

     7.  REGULATORY COMPLIANCE.  The issue and sale of shares of Restricted
         ---------------------
Stock shall be subject to full compliance with all then applicable requirements of law and the requirements of any stock exchange upon which the Common Stock of the Corporation may be listed.

     8.  WITHHOLDING TAX.  The Employee agrees that, in the event the purchase
         ---------------
of the Restricted Stock or the expiration of restrictions thereon results in the Employee's realization of income which for federal, state or local income tax purposes is, in the opinion of counsel for the Corporation, subject to withholding of tax at source by the Corporation, the Employee will pay to the Corporation an amount equal to such withholding tax (or the Corporation may withhold such amount from the Employee's salary or from dividends deposited with the Corporation with respect to the Restricted Stock).

     9.  INVESTMENT REPRESENTATION.  The Employee represents and agrees that if
         -------------------------
the Employee purchases the Restricted Stock at a time when there is not in effect under the Securities Act of 1933 (the "Securities Act") a registration statement relating to the shares and there is not available for delivery a prospectus meeting the requirements of Section 10(a)(3) of the Securities Act,
(i) the Employee will acquire the shares upon such purchase for the purpose of investment and not with a view to their resale or distribution, (ii) that upon such purchase, the Employee will furnish to the Corporation an investment letter in form and substance satisfactory to the Corporation, (iii) prior to selling or offering for sale any such shares, the Employee will furnish the Corporation with an opinion of counsel satisfactory to it to the effect that such sale may lawfully be made and will furnish it with such certificates as to factual matters as it may reasonably request, and (iv) that certificates representing such shares may be marked with an appropriate legend describing such conditions precedent to sale or transfer.

     10.  FEDERAL INCOME TAX ELECTION.  The Employee hereby acknowledges receipt
          ---------------------------
of advice that pursuant to current federal income tax laws, (i) the Employee has 30 days in which to elect to be taxed in the current taxable year on the difference between the amount paid, if any, for the Restricted Stock and the Fair Market Value thereof in accordance with the provisions of Internal Revenue Code Section 83(b) and, (ii) if no such election is made, the taxable event will occur when the shares of Restricted Stock cease to be subject to restriction, and the tax will be measured by the difference between the amount paid, if any, for the Restricted Stock and the Fair Market Value of the Restricted Stock on the date of the taxable event.

                                  Cliff Vesting Restricted Stock Award Agreement

     11.  NOTICES.  Any notice to be given to the Corporation under the terms of
          -------
this Agreement shall be in writing and addressed to the Corporation at its principal office located at 15370 Barranca Parkway, Irvine, California 92718,
Attention: Corporate Secretary, and any notice to be given to the Employee shall be addressed to him or her at the address given beneath the Employee's signature hereto, or at such other address as either party may hereafter designate in writing to the other party.

     12.  AMENDMENT, TERMINATION AND SUSPENSION.  The amendment, termination and
          -------------------------------------
suspension of the Plan shall be governed by Section 6.6 of the Plan. The Committee with the consent of the Employee may make such modifications of the terms and conditions of the award under this Agreement as the Committee shall deem advisable, including, without limitation, those adjustments described in
Section 6.6(e) of the Plan.

     13.  GENERAL TERMS.  The award of Restricted Stock and this Agreement are
          -------------
subject to, and the Corporation and the Employee agree to be bound by, the provisions of the Plan that apply to the Restricted Stock, including but not limited to Articles 1, 4, 6 and 7. Such provisions are incorporated herein by this reference. The Employee acknowledges receiving a copy of the Plan and reading its applicable provisions. Provisions of the Plan that grant discretionary authority to the Committee shall not create any rights in the Employee, unless such rights are expressly set forth herein.



                         [TEXT CONTINUED ON NEXT PAGE]

                                  Cliff Vesting Restricted Stock Award Agreement

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date and year first written above.



                               WYLE ELECTRONICS



                               By: __________________________
                                   Stephen D. Natcher
                                   Senior Vice President - Administration,
                                   General Counsel and Secretary



1___
2___



______________________________
         (Signature)

______________________________
 (Social Security Number)



================================================================================



                               CONSENT OF SPOUSE
                               -----------------


     In consideration of the execution of the foregoing Restricted Stock Award Agreement by the Corporation, I, ______________________________, the spouse of the Employee herein named, do hereby join with my spouse in executing the foregoing Restricted Stock Award Agreement and do hereby agree to be bound by all of the terms and provisions thereof and of the Plan.


DATED:  _______________       ______________________________
                                    Signature of Spouse



                                  Cliff Vesting Restricted Stock Award Agreement

Restricted Stock Award Agreement
                                WYLE ELECTRONICS

                        RESTRICTED STOCK AWARD AGREEMENT

                    REPLACEMENT AWARDS FOR CASH COMPENSATION
                    ----------------------------------------


     THIS AGREEMENT is dated as of the 17th day of January, 1996, between WYLE ELECTRONICS, a California corporation (the "Corporation"), and 1___ (the "Employee").

                              W I T N E S S E T H

     WHEREAS, the Corporation has adopted and the shareholders of the Corporation have approved the Wyle Electronics 1995 Stock Incentive Plan (the "Plan").

     WHEREAS, pursuant to Article 4 of the Plan, the Committee has granted to the Employee a restricted stock award upon the terms and conditions evidenced hereby, as required by the Plan.

     NOW, THEREFORE, in consideration of the services rendered and to be rendered by the Employee, the Corporation and the Employee agree to the terms and conditions set forth herein (including the terms and conditions incorporated by reference from the Plan).

     1.  DEFINED TERMS.  Capitalized terms not otherwise defined herein shall
         -------------
have the meaning assigned to such terms in the Plan.

     2.  AWARD AND PURCHASE OF RESTRICTED STOCK.  The Corporation hereby awards
         --------------------------------------
to the Employee, effective as of January 17, 1996 (the "Award Date"), the right to purchase from the Corporation and the Employee hereby agrees to purchase 3___ shares of Common Stock of the Corporation. The purchase price for the shares of Common Stock being purchased shall be $1.00 per share (the "Price").

     3.  RESTRICTIONS ON TRANSFER.  The shares of Common Stock purchased by the
         ------------------------
Employee pursuant to Section 2 hereof and any additional shares attributable thereto received by the Employee as a result of any stock dividend, recapitalization, merger, reorganization or similar event described in Section
6.2 of the Plan (collectively, the "Restricted Stock") shall be subject to the restrictions set forth herein and may not be sold, assigned, transferred, pledged or otherwise disposed of, or encumbered, during the Restricted Period (as defined below), except as permitted hereby. The Restricted Period shall commence as the Award Date and shall terminate as follows:

                                    Non-Cliff Restricted Stock Award Agreement -
                                    Replacement Comp. (1994 and 1995 Incentives)

      Date Shares Become          Percentage of Shares
     Free From Restrictions      Free From Restrictions
     ----------------------      ----------------------

     January 17, 1997                   33-1/3%

     January 17, 1998                   33-1/3%

     January 17, 1999                   33-1/3%


     4.  TERMINATION OF EMPLOYMENT.  If the Employee ceases to be employed by
         -------------------------
the Corporation for any reason other than death, Total Disability or Retirement (as defined below), all shares of Restricted Stock which are then subject to any restrictions set forth above, shall upon such termination of employment be forfeited and returned to the Corporation. If the employment of the Employee terminates by reason of death, Total Disability or Retirement (as defined below), all shares of Restricted Stock which are then subject to any restrictions set forth above shall automatically be made free from such restrictions. The Corporation shall pay to the Employee the Price with respect to each share of Restricted Stock so surrendered. A leave of absence approved in writing by the Committee shall not be deemed a termination of employment for purposes of this section. For purposes of this Agreement, Employee will be considered to have terminated by reason of Retirement if the Employee retires under the provisions of any retirement plan of the Corporation then in effect and immediately commences to receive benefits thereunder.

     5.  STOCK CERTIFICATE.  Upon the purchase of the Restricted Stock by the
         -----------------
Employee, a stock certificate issued in respect of such shares of Restricted Stock shall be registered in the name of the Employee and shall be deposited by the Employee with the Corporation together with a stock power endorsed in blank. The Corporation shall provide the Employee with a receipt for such stock certificate acknowledging that the Corporation is holding such certificate pursuant to the terms of this Agreement.

     All stock certificates for shares of Restricted Stock during the Restricted Period shall bear the following legend:

     "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions contained in an Agreement entered into between the registered owner and Wyle Electronics. A copy of such Agreement is on file in the office of the Secretary of Wyle Electronics, 15370 Barranca Parkway, Irvine, CA 92718."

                                    Non-Cliff Restricted Stock Award Agreement -
                                    Replacement Comp. (1994 and 1995 Incentives)

     With regard to any shares of Restricted Stock which cease to be subject to restrictions pursuant to Section 3, the Corporation shall, within 60 days of the date such shares cease to be subject to restrictions, transfer such shares free of all restrictions set forth in the Plan and this Agreement to the Employee or, in the event of such the Employee's death, to the Employee's legal representative, heir or legatee.

     6.  SHAREHOLDER'S RIGHTS.  Subject to the terms of this Agreement, during
         --------------------
the Restricted Period, the Employee shall have, with respect to the Restricted Stock, all rights of a shareholder of the Corporation, including the right to vote such shares and the right to receive all regular cash dividends paid with respect to the shares of Restricted Stock; provided, that the right to receive regular cash dividends shall terminate immediately with respect to any shares of Restricted Stock upon forfeiture of those shares pursuant to Section 4 of this Agreement.

     7.  REGULATORY COMPLIANCE.  The issue and sale of shares of Restricted
         ---------------------
Stock shall be subject to full compliance with all then applicable requirements of law and the requirements of any stock exchange upon which the Common Stock of the Corporation may be listed.

     8.  WITHHOLDING TAX.  The Employee agrees that, in the event the purchase
         ---------------
of the Restricted Stock or the expiration of restrictions thereon results in the Employee's realization of income which for federal, state or local income tax purposes is, in the opinion of counsel for the Corporation, subject to withholding of tax at source by the Corporation, the Employee will pay to the Corporation an amount equal to such withholding tax (or the Corporation may withhold such amount from the Employee's salary or from dividends deposited with the Corporation with respect to the Restricted Stock).

     9.  INVESTMENT REPRESENTATION.  The Employee represents and agrees that if
         -------------------------
the Employee purchases the Restricted Stock at a time when there is not in effect under the Securities Act of 1933 (the "Securities Act") a registration statement relating to the shares and there is not available for delivery a prospectus meeting the requirements of Section 10(a)(3) of the Securities Act,
(i) the Employee will acquire the shares upon such purchase for the purpose of investment and not with a view to their resale or distribution, (ii) that upon such purchase, the Employee will furnish to the Corporation an investment letter in form and substance satisfactory to the Corporation, (iii) prior to selling or offering for sale any such shares, the Employee will furnish the Corporation with an opinion of counsel satisfactory to it to the effect that such sale may lawfully be made and will furnish it with such certificates as to factual matters as it may reasonably request, and (iv) that certificates representing such shares may be marked with an appropriate legend describing such conditions precedent to sale or transfer.

                                    Non-Cliff Restricted Stock Award Agreement -
                                    Replacement Comp. (1994 and 1995 Incentives)

     10.  FEDERAL INCOME TAX ELECTION.  The Employee hereby acknowledges receipt
          ---------------------------
of advice that pursuant to current federal income tax laws, (i) the Employee has 30 days in which to elect to be taxed in the current taxable year on the difference between the amount paid, if any, for the Restricted Stock and the Fair Market Value thereof in accordance with the provisions of Internal Revenue Code Section 83(b) and, (ii) if no such election is made, the taxable event will occur when the shares of Restricted Stock cease to be subject to restriction, and the tax will be measured by the difference between the amount paid, if any, for the Restricted Stock and the Fair Market Value of the Restricted Stock on the date of the taxable event.

     11.  NOTICES.  Any notice to be given to the Corporation under the terms of
          -------
this Agreement shall be in writing and addressed to the Corporation at its principal office located at 15370 Barranca Parkway, Irvine, California 92718-2215, Attention: Corporate Secretary, and any notice to be given to the Employee shall be addressed to him or her at the address given beneath the Employee's signature hereto, or at such other address as either party may hereafter designate in writing to the other party.

     12.  AMENDMENT, TERMINATION AND SUSPENSION.  The amendment, termination and
          -------------------------------------
suspension of the Plan shall be governed by Section 6.6 of the Plan. The Committee with the consent of the Employee may make such modifications of the terms and conditions of the award under this Agreement as the Committee shall deem advisable, including, without limitation, those adjustments described in
Section 6.6(e) of the Plan.

     13.  GENERAL TERMS.  The award of Restricted Stock and this Agreement are
          -------------
subject to, and the Corporation and the Employee agree to be bound by, the provisions of the Plan that apply to the Restricted Stock, including but not limited to Articles 1, 4, 6 and 7. Such provisions are incorporated herein by this reference. The Employee acknowledges receiving a copy of the Plan and reading its applicable provisions. Provisions of the Plan that grant discretionary authority to the Committee shall not create any rights in the Employee, unless such rights are expressly set forth herein.

                                    Non-Cliff Restricted Stock Award Agreement -
                                    Replacement Comp. (1994 and 1995 Incentives)

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date and year first written above.

     WYLE ELECTRONICS



     By: _____________________________

     Title: ____________________________



1___
2___



_________________________________
        (Signature)


_________________________________
     (Social Security Number)

                                    Non-Cliff Restricted Stock Award Agreement -
                                    Replacement Comp. (1994 and 1995 Incentives)

                               CONSENT OF SPOUSE
                               -----------------


     In consideration of the execution of the foregoing Restricted Stock Award Agreement by the Corporation, I, _______________________, the spouse of the Employee herein named, do hereby join with my spouse in executing the foregoing Restricted Stock Award Agreement and do hereby agree to be bound by all of the terms and provisions thereof and of the Plan.


DATED:  ___________________     ________________________________
                                      Signature of Spouse


                                    Non-Cliff Restricted Stock Award Agreement -
                                    Replacement Comp. (1994 and 1995 Incentives)